INVENTORIES (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
INVENTORIES
Components, spare parts	€ 6,050	€ 4,959
Work-in-progress	226	584
Finished goods - own manufactured products	1,283	1,737
Finished goods - distribution products	1,994	1,981
Total gross inventories	9,552	9,262
Less: allowance for slow-moving inventory and net realizable value	(1,563)	(1,085)
Total	7,989	8,178
Provision for slow moving inventory:
Inventory Write-down	€ 651	€ 168	€ 227